Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2024
Impairment of Assets [Abstract]
Asset and Goodwill Impairment Testing
9. Asset and Goodwill Impairment Testing

a) Impairment Testing

Trail CGU – 2024

In the third quarter of 2024, as a result of the challenging environment for treatment charges due to a global shortage of zinc concentrate, continued operating losses, combined with a fire in the electrolytic zinc plant affecting expected operations in the fourth quarter of 2024, we identified impairment indicators at our Trail Operations cash-generating unit (Trail CGU) and consequently performed an impairment test. Using a discounted cash flow model to estimate the FVLCD, the estimated post-tax recoverable amount of the Trail CGU of $666 million was lower than our carrying value. As a result, we recorded a non-cash, pre-tax asset impairment for our Trail CGU of $1.1 billion (after-tax $828 million). The impairment affected the profit (loss) of our zinc reportable segment and our corporate activities (Note 33).

Key assumptions used in the analysis included the long-term zinc price, long-term zinc treatment charges, long-term zinc premiums, U.S. dollar to Canadian dollar foreign exchange rates, zinc production rates, operating costs, capital costs and discount rate. The discount rate used was 5.5%. The FVLCD estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 35).
9. Asset and Goodwill Impairment Testing (continued)

Steelmaking Coal Group of CGUs – 2023

As at December 31, 2023, as a result of the strengthening of the Canadian dollar against the U.S. dollar affecting the Canadian dollar equivalent of our expected consideration to be received in the sale of the steelmaking coal business transactions, we performed an impairment test for our steelmaking coal group of CGUs. We estimated the recoverable amount based on the consideration expected to be received from the sale transactions (Note 5(a)). In performing this impairment test, we used a U.S. dollar to Canadian dollar foreign exchange rate of 1.32 based on the forward curve at December 31, 2023 and updated applicable assumptions including the steelmaking coal price, mine production and operating costs.

The estimated recoverable amount of the steelmaking coal group of CGUs exceeded the carrying amount by approximately $80 million at December 31, 2023. The FVLCD estimates were classified as a Level 3 measurement within the fair value measurement hierarchy (Note 35).

In isolation, a $0.01 strengthening in the Canadian dollar would have resulted in the recoverable amount being approximately equal to the carrying amount at December 31, 2023.

b) Annual Goodwill Impairment Testing – Quebrada Blanca CGU

Our Quebrada Blanca CGU has goodwill allocated to it (Note 19). We performed our annual goodwill impairment testing at October 31, 2024, calculating the recoverable amount on a FVLCD basis and did not identify any goodwill impairment losses. Cash flow projections in the discounted cash flow model cover the current expected mine life of Quebrada Blanca and a projected expansion, totalling 47 years, with an estimate of in situ value applied to the remaining resources. Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time, as the cash flows are significantly affected by the key assumptions described below.

Sensitivity Analysis

The recoverable amount of our Quebrada Blanca CGU exceeded the carrying amount by approximately US$1.8 billion at the date of our annual goodwill impairment testing. The recoverable amount of Quebrada Blanca is most sensitive to the long-term copper price assumption and discount rate assumption. In isolation, a US$0.38 decrease in the long-term real copper price per pound, or a 110 basis points increase in the discount rate would result in the recoverable amount of Quebrada Blanca being equal to its carrying value.

Interrelation of Key Assumptions

The key assumptions used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices could result in amendments to the mine plans that would partially offset the effect of lower prices through lower operating costs and capital expenditures. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

Quebrada Blanca CGU Goodwill Impairment Assumptions

The following are the key assumptions used in our Quebrada Blanca CGU impairment testing calculations for the years ended December 31, 2024 and 2023.

Commodity Price Assumptions

A long-term real copper price per pound in 2029 of US$4.20 (2023 – long-term real copper price per pound in 2028 of US$3.90) was used in preparing the discounted cash flow model.

Commodity price assumptions use current prices in the initial year and trend to the long-term prices in the information referenced above. Prices are based on a number of factors, including historical data, analyst estimates and forward curves in the near term and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.
9. Asset and Goodwill Impairment Testing (continued)

Discount Rates

A discount rate of 7.0% (2023 – 7.0%) was used in preparing the discounted cash flow model. Discount rates are based on market participant mining weighted average costs of capital adjusted for risks specific to the asset, where appropriate.

Reserves and Resources and Mine Production

Future mineral production is included in projected cash flows based on plant capacities, reserve and resource estimates, and related exploration and evaluation work undertaken by appropriately qualified persons.

In Situ Value

The fair value of resources beyond production included in the discounted cash flow model are estimated on a fair value per pound on a copper equivalent basis using available comparable market data.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans and internal management forecasts. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of the operation, and the risks associated with the operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, with input from management’s experts where appropriate. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are subject to ongoing optimization and review by management.

Recoverable Amount

Estimates used in calculating the recoverable amount are classified as Level 3 measurements within the fair value measurement hierarchy (Note 35).